Exhibit 99.1
401 N Cattlemen Rd., Suite 200, Sarasota, FL
April 23, 2024

The Honorable Jim Jordan
Chairman
Committee on the Judiciary
U.S. House of Representatives
2138 Rayburn House Office Building
Washington, D.C. 20515

The Honorable Jason Smith
Chairman
Committee on Ways and Means
U.S. House of Representatives
1139 Longworth House Office Building
Washington, D.C. 20515

The Honorable Patrick McHenry
Chairman
Committee on Financial Services
U.S. House of Representatives
2129 Rayburn House Office Building
Washington, D.C. 20515

The Honorable James Comer
Chairman
Committee on Oversight and Reform
U.S. House of Representatives
2157 Rayburn House Office Building
Washington, D.C. 20515

Dear Chairmen Jordan, McHenry, Smith, and Comer:

I write to inform you of an urgent matter concerning the potential manipulation of the stock of Trump Media & Technology Group Corp. (“TMTG”), which trades on the Nasdaq Stock Exchange under the ticker “DJT.”

Since April 2, 2024, DJT has appeared every day on Nasdaq’s “Reg SHO threshold list,” which is indicative of unlawful trading activity. This is particularly troubling given that “naked” short selling often entails sophisticated market participants profiting at the expense of retail investors. Reports indicate that, as of April 3, 2024, DJT was the single most expensive stock to short in U.S. markets by a significant margin, meaning that brokers have a significant financial incentive to lend non-existent shares.

Furthermore, data made available to us indicate that just four market participants have been responsible for over 60% of the extraordinary volume of DJT shares traded: Citadel Securities, VIRTU Americas, G1 Execution Services, and Jane Street Capital.

Overall, we assess there are strong indications of unlawful manipulation of DJT stock. As such, I respectfully request that you open an investigation of anomalous trading of DJT to determine its extent and purpose, and whether any laws including RICO statutes and tax evasion laws were violated, so that the perpetrators of any illegal activity can be held to account.

A thorough and expeditious investigation should include requests for the following records:

•	Consolidated Audit Trail (CAT) trading data including trading records, quotes, market maker records, and add/drop records, and CAT tables revealing masked fields such as broker aliases;
•	Financial Industry Regulatory Authority (FINRA) data including brokers’ short interest data and Trade Reporting Facility (TRF) data with brokers’ market participant identifiers (MPIDs);
•
Depository Trust and Clearing Corporation (DTCC) information including daily position reports, CNS accounting summaries, participant daily activity statements, universal trade capture data, consolidated trade summaries (M209 records), and correspondent clearing records;

•
Reports from DTCC member firms reflecting total shares short since February 14, 2024 (including trading under the ticker ‘DWAC’ prior to March 26, 2024), CAT data for loan/borrow reports, and daily locate and pre-borrow logs.

Such an inquiry is needed to protect shareholders, including TMTG’s retail investors. It may also shed light on the need for policy changes such as closing the Reg SHO loophole for market makers, requiring brokers to better document their efforts to locate and borrow stock, and stiffening penalties for illegal naked short sellers.

For your reference, I am attaching an April 18, 2024 letter I sent regarding this matter to Adena Friedman, Chair and CEO of Nasdaq, Inc. The other attached letter, signed by 74 Members of Congress, and relating to a separate incident of possible market manipulation (potentially including naked short selling), suggests that TMTG’s experience is not unique.

I am ready and willing to assist your efforts in any way possible.

Sincerely,
Devin Nunes CEO, Trump Media & Technology Group
Enclosures

Cc:	The Honorable Vern Buchanan The Honorable Greg Steube

 Dear Chairmen Jordan, McHenry, Smith, and Comer:  I write to inform you of an urgent matter concerning the potential manipulation of the stock of Trump Media & Technology Group Corp. (“TMTG”), which trades on the Nasdaq Stock Exchange under the ticker “DJT.”  Since April 2, 2024, DJT has appeared every day on Nasdaq’s “Reg SHO threshold list,” which is indicative of unlawful trading activity. This is particularly troubling given that “naked” short selling often entails sophisticated market participants profiting at the expense of retail investors. Reports indicate that, as of April 3, 2024, DJT was the single most expensive stock to short in  U.S. markets by a significant margin, meaning that brokers have a significant financial incentive to lend non-existent shares.  Furthermore, data made available to us indicate that just four market participants have been responsible for over 60% of the extraordinary volume of DJT shares traded: Citadel Securities, VIRTU Americas, G1 Execution Services, and Jane Street Capital.  Overall, we assess there are strong indications of unlawful manipulation of DJT stock. As such, I respectfully request that you open an investigation of anomalous trading of DJT to determine its extent and purpose, and whether any laws including RICO statutes and tax evasion laws were violated, so that the perpetrators of any illegal activity can be held to account.  A thorough and expeditious investigation should include requests for the following records:  Consolidated Audit Trail (CAT) trading data including trading records, quotes, market maker records, and add/drop records, and CAT tables revealing masked fields such as broker aliases;  1  TRUMP MEDIA AND TECHNOLOGY GROUP  TMTG  401 N Cattlemen Rd., Suite 200, Sarasota, FL  April 23, 2024  The Honorable Jim Jordan Chairman  Committee on the Judiciary  U.S. House of Representatives  2138 Rayburn House Office Building Washington, D.C. 20515  The Honorable Patrick McHenry Chairman  Committee on Financial Services  U.S. House of Representatives  2129 Rayburn House Office Building Washington, D.C. 20515  The Honorable Jason Smith Chairman  Committee on Ways and Means  U.S. House of Representatives  1139 Longworth House Office Building Washington, D.C. 20515  The Honorable James Comer Chairman  Committee on Oversight and Reform  U.S. House of Representatives  2157 Rayburn House Office Building Washington, D.C. 20515

 2  Financial Industry Regulatory Authority (FINRA) data including brokers’ short interest data and Trade Reporting Facility (TRF) data with brokers’ market participant identifiers (MPIDs);  Depository Trust and Clearing Corporation (DTCC) information including daily position reports, CNS accounting summaries, participant daily activity statements, universal trade capture data, consolidated trade summaries (M209 records), and correspondent clearing records;  Reports from DTCC member firms reflecting total shares short since February 14, 2024 (including trading under the ticker ‘DWAC’ prior to March 26, 2024), CAT data for loan/borrow reports, and daily locate and pre-borrow logs.  Such an inquiry is needed to protect shareholders, including TMTG’s retail investors. It may also shed light on the need for policy changes such as closing the Reg SHO loophole for market makers, requiring brokers to better document their efforts to locate and borrow stock, and stiffening penalties for illegal naked short sellers.  For your reference, I am attaching an April 18, 2024 letter I sent regarding this matter to Adena Friedman, Chair and CEO of Nasdaq, Inc. The other attached letter, signed by 74 Members of Congress, and relating to a separate incident of possible market manipulation (potentially including naked short selling), suggests that TMTG’s experience is not unique.  I am ready and willing to assist your efforts in any way possible.  Sincerely, Devin Nunes  CEO, Trump Media & Technology Group  Enclosures  Cc: The Honorable Vern Buchanan The Honorable Greg Steube

Sarasota, FL 34232

April 18, 2024

Adena T. Friedman
Chair and Chief Executive Officer
Nasdaq, Inc.
Via Electronic Mail

Dear Ms. Friedman,

I write to bring your attention to potential market manipulation of the stock of Trump Media &Technology Group Corp. (“TMTG”), which operates the Truth Social platform and has traded onthe Nasdaq Stock Market under the ticker “DJT” since March 26, 2024.

As you know, “naked” short selling—selling shares of a stock without first borrowing the shares of stock deemed difficult to locate—is generally illegal pursuant to Securities and Exchange Commission (“SEC”) Regulation SHO. As of April 17, 2024, DJT appears on Nasdaq’s “Reg SHO threshold list,”1 which is indicative of unlawful trading activity. This is particularly troubling given that “naked” short selling often entails sophisticated market participants profiting at the expense of retail investors.

Reports indicate that, as of April 3, 2024, DJT was “by far” “the most expensive U.S. stock to short,” meaning that brokers have a significant financial incentive to lend non-existent shares.2 Data made available to us indicate that just four market participants have been responsible for over 60% of the extraordinary volume of DJT shares traded: Citadel Securities, VIRTU Americas, G1 Execution Services, and Jane Street Capital.

In light of the foregoing, and Nasdaq’s obligation and commitment to protect the interests of retail investors,3 please advise what steps you can take to foster transparency and compliance by ensuring market makers are adhering to Reg SHO, requiring brokers to disclose their “Net Short” positions, and preventing the lending of shares that do not exist.

TMTG looks forward to assisting your efforts.

Sincerely,

Devin Nunes
Chief Executive Officer

1 https://www.nasdaqtrader.com/trader.aspx?id=regshothreshold

2 https://www.cnbc.com/2024/04/03/trump-media-is-the-most-expensive-us-stock-to-short-by-far.html

3 https://www.nasdaqtrader.com/content/productsservices/Trading/EquitiesRetailOfferingOverview.pdf

 TRUMP MEDIA AND TECHNOLOGY GROUP  TMTG  Sarasota, FL 34232  April 18, 2024  Adena T. Friedman  Chair and Chief Executive Officer Nasdaq, Inc.  Via Electronic Mail  Dear Ms. Friedman,  I write to bring your attention to potential market manipulation of the stock of Trump Media & Technology Group Corp. (“TMTG”), which operates the Truth Social platform and has traded on the Nasdaq Stock Market under the ticker “DJT” since March 26, 2024.  As you know, “naked” short selling—selling shares of a stock without first borrowing the shares of stock deemed difficult to locate—is generally illegal pursuant to Securities and Exchange Commission (“SEC”) Regulation SHO. As of April 17, 2024, DJT appears on Nasdaq’s “Reg SHO threshold list,”1 which is indicative of unlawful trading activity. This is particularly troubling given that “naked” short selling often entails sophisticated market participants profiting at the expense of retail investors.  Reports indicate that, as of April 3, 2024, DJT was “by far” “the most expensive U.S. stock to short,” meaning that brokers have a significant financial incentive to lend non-existent shares.2 Data made available to us indicate that just four market participants have been responsible for over 60% of the extraordinary volume of DJT shares traded: Citadel Securities, VIRTU Americas, G1 Execution Services, and Jane Street Capital.  In light of the foregoing, and Nasdaq’s obligation and commitment to protect the interests of retail investors,3 please advise what steps you can take to foster transparency and compliance by ensuring market makers are adhering to Reg SHO, requiring brokers to disclose their “Net Short” positions, and preventing the lending of shares that do not exist.  TMTG looks forward to assisting your efforts. Sincerely,  Devin Nunes  Chief Executive Officer  1 https://www.nasdaqtrader.com/trader.aspx?id=regshothreshold  2 https://www.cnbc.com/2024/04/03/trump-media-is-the-most-expensive-us-stock-to-short-by-far.html  3 https://www.nasdaqtrader.com/content/productsservices/Trading/EquitiesRetailOfferingOverview.pdf
December 22, 2023

The Honorable Gary Gensler Chair Committee on the Judiciary U.S. Securities and Exchange Commission 100 F Street NE Washington, D.C. 20549	Mr. Robert W. Cook President & Chief Executive Officer Financial Industry Regulatory Authority 1735 K Street NW Washington, D.C. 20006

Dear Chairman Gensler and Mr. Cook:

We write to request that the Financial Industry Regulatory Authority (FINRA) and the Securities and Exchange Commission (SEC) review events surrounding Meta Materials Series A preferred shares (MMTLP).

As you know, MMTLP was created during a merger between Meta Materials (MMAT) and Torchlight Energy Resources (TRCH) to provide preferred stock dividends to TRCH shareholders.1 MMTLP shares began trading on the OTC market in 2021. In the summer of 2022, the SEC received and subsequently approved a Form S-1 and amendments to spin-off a portion of the company, Meta Materials, into a new company, Next Bridge Hydrocarbons (NBH).2 On December 9, 2022, FINRA issued a U3 halt on trading in the company’s stock, preventing shareholders from making further trades.3 Since the halt, constituent investors have contacted Members of Congress regarding the spin-off transaction and the subsequent halt on trading. Specifically, we have received more than 40,000 letters from concerned investors.4

Many of our constituents have concerns regarding the circumstances surrounding the U3 halt and level of short selling in MMTLP. As you know, the securities industry is regulated by a disclosure-based regime, and transparency is paramount to FINRA’s and the SEC’s goals of protecting investors and ensuring market integrity. We believe it is appropriate that FINRA and the SEC review these market events and determine what, if any, wrongdoing may have occurred in order to dispel misinformation and properly safeguard investors.

1 Securities and Exchange Commission, EDGAR, “Torchlight Announces Payment of a Special Series A Preferred Stock Dividend, a 1:2 Reverse Stock Split and Planned Closing of the Arrangement Agreement with Meta Material, Inc.” https://www.sec.gov/Archives/edgar/data/1431959/000119312521203407/d189140dex991.htm (last visited Dec. 8, 2023).

2 Press Release, Meta Materials, “Meta Materials Inc. Board of Directors Approves Planned Completion of the Spinoff of Next Bridge Hydrocarbons Inc.,” https://metamaterial.com/meta-materials-inc-board-of-directors-approvesplanned-completion-of-the-spin-off-of-next-bridge-hydrocarbons-inc/ (last visited Dec. 8, 2023).

3 Daily Notice, FINRA, “Attn: Trading and Market Making/Legal and Compliance/Operations/Systems UNIFORM PRACTICE ADVISORY (UPC # 35-22) 12/09/2022,” https://www.finra.org/sites/default/files/2022-12/UPC-35-2022-MMTLP%28Halt%29_2.pdf, (last visited Dec. 8, 2023).

4 CONGRESSIONAL RESEARCH SERVICE, Meme Stock MMTLP and FINRA Trading Halt, (Aug. 21, 2023) https://www.crs.gov/Reports/IN12228.

Please provide a response to the following questions and requests no later than January 31, 2024:

1.
Provide a timeline of trading of MMTLP on the OTC markets; the actions taken by the SEC, self-regulatory organizations, the issuers, the transfer agent, and any other relevant parties during the time MMTLP was traded; and the transaction that produced Next Bridge Hydrocarbon shares.

2.
The Former CEO of Torchlight Energy Resources stated that “MMTLP was never designed to trade.”5 Please provide a detailed explanation, including the relevant statutory authority and procedures, that allowed for MMTLP shares to trade on the OTC market.

3.	Provide the relevant statutory authority, jurisdiction, and adherence to established industry standards regarding the U3 trading halt of MMTLP issued on December 9, 2022.
4.
Provide the exact date and circumstances surrounding FINRA’s determination to implement the U3 halt, including all unredacted communications between FINRA, SEC, governmental agencies, any outside organizations, FINRA members and non-FINRA members, and any other individuals. Also include all information surrounding the SEC or FINRA’s knowledge of the share price in any public or non-public exchange before issuance of the U3 halt.

5.
Provide the first date and time that FINRA or its agents advised any market participant in any manner that MMTLP would no longer trade on December 9, 2022. Include any relevant documents or communication.

6.	Did FINRA issue a Blue Sheet request for MMTLP during the period of October 2021 through December 2022? Why or why not?
7.	How many questions, complaints, and/or inquiries have you received regarding MMTLP?
8.	Provide the statutory or legal justification used by the SEC and FINRA to ignore public requests and congressional inquiries regarding MMTLP.
9.
Provide the delivery of a certified audited and consolidated count of shares that were held by all U.S. and foreign financial institutions, together with their clearing firm counterbrokers including trades not reported in the consolidated audit trail (CAT), related to MMTLP on the date of December 12, 2022. Please include all shares/holdings of long and short positions, as well as IOUs held by each participating broker and market participant as record owner, beneficial owner, or in any other capacity (each reported separately) including but not limited to: all shares registered at AST, all shares held in U.S. broker dealers, all shares held offshore that were traded and never settled through the appropriate clearing channels, and the ability to provide the location associated with each short position identified above.

 December 22, 2023  The Honorable Gary Gensler Chair  U.S. Securities and Exchange Commission 100 F Street NE  Washington, D.C. 20549  Mr. Robert W. Cook  President & Chief Executive Officer Financial Industry Regulatory Authority 1735 K Street NW  Washington, D.C. 20006  Dear Chairman Gensler and Mr. Cook:  We write to request that the Financial Industry Regulatory Authority (FINRA) and the Securities and Exchange Commission (SEC) review events surrounding Meta Materials Series A preferred shares (MMTLP).  As you know, MMTLP was created during a merger between Meta Materials (MMAT) and Torchlight Energy Resources (TRCH) to provide preferred stock dividends to TRCH shareholders.1 MMTLP shares began trading on the OTC market in 2021. In the summer of 2022, the SEC received and subsequently approved a Form S-1 and amendments to spin-off a portion of the company, Meta Materials, into a new company, Next Bridge Hydrocarbons (NBH).2 On December 9, 2022, FINRA issued a U3 halt on trading in the company’s stock, preventing shareholders from making further trades.3 Since the halt, constituent investors have contacted Members of Congress regarding the spin-off transaction and the subsequent halt on trading. Specifically, we have received more than 40,000 letters from concerned investors.4  Many of our constituents have concerns regarding the circumstances surrounding the U3 halt and level of short selling in MMTLP. As you know, the securities industry is regulated by a disclosure-based regime, and transparency is paramount to FINRA’s and the SEC’s goals of protecting investors and ensuring market integrity. We believe it is appropriate that FINRA and  1 Securities and Exchange Commission, EDGAR, “Torchlight Announces Payment of a Special Series A Preferred Stock Dividend, a 1:2 Reverse Stock Split and Planned Closing of the Arrangement Agreement with Meta Material, Inc.” https://www.sec.gov/Archives/edgar/data/1431959/000119312521203407/d189140dex991.htm (last visited Dec. 8, 2023).  2 Press Release, Meta Materials, “Meta Materials Inc. Board of Directors Approves Planned Completion of the Spin-  off of Next Bridge Hydrocarbons Inc.,” https://metamaterial.com/meta-materials-inc-board-of-directors-approves- planned-completion-of-the-spin-off-of-next-bridge-hydrocarbons-inc/ (last visited Dec. 8, 2023).  3 Daily Notice, FINRA, “Attn: Trading and Market Making/Legal and Compliance/Operations/Systems UNIFORM PRACTICE ADVISORY (UPC # 35-22) 12/09/2022,” https://www.finra.org/sites/default/files/2022-12/UPC-35- 2022-MMTLP%28Halt%29_2.pdf, (last visited Dec. 8, 2023).  4 CONGRESSIONAL RESEARCH SERVICE, Meme Stock MMTLP and FINRA Trading Halt, (Aug. 21, 2023)  https://www.crs.gov/Reports/IN12228.

5 Brandon Kochkodin, MMTLP: The Wild Saga of the Meme Stock That’s Left Thousands of Shareholders with Noting, Forbes Middle East, (Apr. 27, 2023) https://www.forbesmiddleeast.com/money/markets/mmtlp-the-wildsaga-of-the-meme-stock-thats-left-thousands-of-shareholders-with-nothing.

10.	Have all MMTLP shareholders received their NBH shares?
11.
In your view, did MMTLP investors knowingly enter into a risk-taking transaction with full understanding of material information and without misleading guidance from social media or elsewhere? For example, the SEC has charged social media influencers with manipulation schemes in the past.[6]

12.
In your view, are there better ways to provide transparency and clarity regarding risk disclosures that could enhance market integrity and reduce market disruptions? For example, retail investors and experts (e.g., OTC Markets Group's vice president) were reportedly confused about MMTLP's final trading date.7 As such, investors may not have been able to optimize their investment decisions.

13.	Do you have evidence to suggest the existence of fraud and manipulation related to MMTLP transactions, such as illegal forms of naked shorts and counterfeit shares, that could distort the market?
14.	Have you seen any indications of insider trading and/or pump and dump related to MMTLP transactions?
15.
Are your organizations willing to work with NBH to determine a resolution for existing shareholders? For example, some investors have expressed concern that, even though their brokerage account statements include shares of NBH in their account, these shares may not have actually been delivered to their broker-dealers.

16.	Identify any regulatory or legislative gaps that should be addressed to ensure the SEC, FINRA, and other regulated entities may better protect investors and strengthen market integrity.

We look forward to your response. Thank you for your attention to this important matter.

Sincerely,

6 Press Release, Securities and Exchange Commission, “SEC Charges Eight Social Media Influencers in $100 Million Stock Manipulation Scheme Promoted on Discord and Twitter,” (last visited December 8, 2023).

7 Supra, note 5.

 the SEC review these market events and determine what, if any, wrongdoing may have occurred in order to dispel misinformation and properly safeguard investors.  Please provide a response to the following questions and requests no later than January 31, 2024:  Provide a timeline of trading of MMTLP on the OTC markets; the actions taken by the SEC, self-regulatory organizations, the issuers, the transfer agent, and any other relevant parties during the time MMTLP was traded; and the transaction that produced Next Bridge Hydrocarbon shares.  The Former CEO of Torchlight Energy Resources stated that “MMTLP was never designed to trade.”5 Please provide a detailed explanation, including the relevant statutory authority and procedures, that allowed for MMTLP shares to trade on the OTC market.  Provide the relevant statutory authority, jurisdiction, and adherence to established industry standards regarding the U3 trading halt of MMTLP issued on December 9, 2022.  Provide the exact date and circumstances surrounding FINRA’s determination to implement the U3 halt, including all unredacted communications between FINRA, SEC, governmental agencies, any outside organizations, FINRA members and non-FINRA members, and any other individuals. Also include all information surrounding the SEC or FINRA’s knowledge of the share price in any public or non-public exchange before issuance of the U3 halt.  Provide the first date and time that FINRA or its agents advised any market participant in any manner that MMTLP would no longer trade on December 9, 2022. Include any relevant documents or communication.  Did FINRA issue a Blue Sheet request for MMTLP during the period of October 2021 through December 2022? Why or why not?  How many questions, complaints, and/or inquiries have you received regarding MMTLP?  Provide the statutory or legal justification used by the SEC and FINRA to ignore public requests and congressional inquiries regarding MMTLP.  Provide the delivery of a certified audited and consolidated count of shares that were held by all U.S. and foreign financial institutions, together with their clearing firm counter- brokers including trades not reported in the consolidated audit trail (CAT), related to MMTLP on the date of December 12, 2022. Please include all shares/holdings of long and short positions, as well as IOUs held by each participating broker and market participant as record owner, beneficial owner, or in any other capacity (each reported separately) including but not limited to: all shares registered at AST, all shares held in  5 Brandon Kochkodin, MMTLP: The Wild Saga of the Meme Stock That’s Left Thousands of Shareholders with Noting, Forbes Middle East, (Apr. 27, 2023) https://www.forbesmiddleeast.com/money/markets/mmtlp-the-wild- saga-of-the-meme-stock-thats-left-thousands-of-shareholders-with-nothing.

 U.S. broker dealers, all shares held offshore that were traded and never settled through the appropriate clearing channels, and the ability to provide the location associated with each short position identified above.  Have all MMTLP shareholders received their NBH shares?  In your view, did MMTLP investors knowingly enter into a risk-taking transaction with full understanding of material information and without misleading guidance from social media or elsewhere? For example, the SEC has charged social media influencers with manipulation schemes in the past.6  In your view, are there better ways to provide transparency and clarity regarding risk disclosures that could enhance market integrity and reduce market disruptions? For example, retail investors and experts (e.g., OTC Markets Group's vice president) were reportedly confused about MMTLP's final trading date.7 As such, investors may not have been able to optimize their investment decisions.  Do you have evidence to suggest the existence of fraud and manipulation related to MMTLP transactions, such as illegal forms of naked shorts and counterfeit shares, that could distort the market?  Have you seen any indications of insider trading and/or pump and dump related to MMTLP transactions?  Are your organizations willing to work with NBH to determine a resolution for existing shareholders? For example, some investors have expressed concern that, even though their brokerage account statements include shares of NBH in their account, these shares may not have actually been delivered to their broker-dealers.  Identify any regulatory or legislative gaps that should be addressed to ensure the SEC, FINRA, and other regulated entities may better protect investors and strengthen market integrity.  We look forward to your response. Thank you for your attention to this important matter. Sincerely,  Ralph Norman Member of Congress  Pete Sessions Member of Congress  6 Press Release, Securities and Exchange Commission, “SEC Charges Eight Social Media Influencers in $100 Million Stock Manipulation Scheme Promoted on Discord and Twitter,” (last visited December 8, 2023).  7 Supra, note 5.
 Bill Posey  Member of Congress  Alex Mooney Member of Congress  Bryan Steil  Member of Congress  Mike Flood  Member of Congress  Bryon Donalds Member of Congress  Erin Houchin Member of Congress  Barry Loudermilk Member of Congress  Scott Fitzgerald Member of Congress  William Timmons Member of Congress  Warren Davidson Member of Congress  Michael V. Lawler Member of Congress  John Rose  Member of Congress  Andy Ogles  Member of Congress  Marcy Kaptur Member of Congress

 Jeff Van Drew Member of Congress  Raul M. Grijalva Member of Congress  Joe Wilson  Member of Congress  Delia Ramirez Member of Congress  Stephanie Bice Member of Congress  Betty McCollum Member of Congress  Ron Estes  Member of Congress  Linda T. Sánchez Member of Congress  Mike Ezell  Member of Congress  Darren Soto Member of Congress  John Rutherford Member of Congress  Bill Johnson Member of Congress  Eli Crane  Member of Congress  Daniel Webster Member of Congress

 Troy E. Nehls Member of Congress  Jeff Duncan Member of Congress  Russell Fry  Member of Congress  Brian Fitzpatrick Member of Congress  Lisa McClain Member of Congress  Andy Harris, M.D. Member of Congress  Andy Biggs  Member of Congress  Tim Walberg Member of Congress  Diana Harshbarger Member of Congress  Virginia Foxx Member of Congress  Randy Feenstra Member of Congress  Randy Weber Member of Congress  Adrian Smith Member of Congress  Scott Franklin Member of Congress

 Marc Molinaro Member of Congress  John Moolenar Member of Congress  Paul A. Gosar, D.D.S. Member of Congress  Doug Lamborn Member of Congress  Nancy Mace Member of Congress  Barry Moore Member of Congress  Victoria Spartz Member of Congress  Carlos A. Gimenez Member of Congress  Beth Van Duyne Member of Congress  Nick Langworthy Member of Congress  Earl L. “Buddy” Carter Member of Congress  Mike Carey  Member of Congress  Nicole Malliotakis Member of Congress  Lance Gooden Member of Congress

 Gus M. Bilirakis Member of Congress  John Joyce  Member of Congress  James Comer Member of Congress  Maria Elvira Salazar Member of Congress  Cory Mills  Member of Congress  W. Gregory Steube Member of Congress  Matthew M. Rosendale Member of Congress  Claudia Tenney Member of Congress  Matt Gaetz  Member of Congress  Jenniffer Gonzalez-Colon Member of Congress  August Pfluger Member of Congress  Nick LaLota Member of Congress  Rich McCormick, MD, MBA Member of Congress  Jen Kiggans Member of Congress

 Max Miller  Member of Congress  Lauren Boebert Member of Congress